                                 SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                             (Amendment No. ______)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted
[X]  Definitive Proxy Statement              by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to
     section 240.14a-11(c) or 240.14a-12


                            Eufaula BancCorp, Inc.
                ------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:
                                                                       ---------

        ------------------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:
                                                                    ------------

        ------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                  -----------

        ---------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:
                                                        ---------------------

        ---------------------------------------------------------------------


    5)  Total fee paid:
                       ------------------------------------------------------

        ---------------------------------------------------------------------


    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
                               ----------------------------------------------

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    2)  Form, Schedule or Registration Statement No.:
                                                     ------------------------

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    3)  Filing Party:
                     --------------------------------------------------------

        ---------------------------------------------------------------------


    4)  Date Filed:
                   ----------------------------------------------------------

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

                             EUFAULA BANCCORP, INC.
                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 19, 1999

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Eufaula BancCorp, Inc. (the "Company"), a Delaware corporation, will be held at the Eufaula Country Club, 2650 Country Club Road, Eufaula, Alabama, on Wednesday, May 19, 1999 at 5:00 p.m., central daylight time, for the following purposes:

     1. To elect the three nominees named in the Proxy Statement as directors to serve for a term of three years or until their successors have been elected and qualified;

     2. To ratify the appointment of Mauldin & Jenkins, LLC as the Company's independent auditors for 1999;

     3. To ratify and approve the Eufaula BancCorp, Inc. 1999 Stock Option Plan; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof but which is not now anticipated.

     Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on March 31, 1999, will be entitled to notice of and a vote at the annual meeting. Commencing 10 days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at the Company's principal office at 218-220 Broad Street, Eufaula, Alabama, during ordinary business hours for any purpose germane to the meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY PRIOR TO ANY VOTE TAKEN, OR BY YOUR GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THE VOTING THEREOF.

                         By Order of the Board of Directors


                                   /s/Gloria Hagler
                                   -----------------------------
April 20, 1999                     Secretary

                             EUFAULA BANCCORP, INC.
                              218-220 BROAD STREET
                             EUFAULA, ALABAMA 36027
                           Telephone: (334) 687-3581

                                PROXY STATEMENT
                    FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement and the accompanying proxy are furnished on or about April 20, 1999, by Eufaula BancCorp, Inc. (the "Company"), to the holders of record of common stock of the Company in connection with the Company's annual meeting of stockholders, and any adjournments thereof, to be held on Wednesday, May 19, 1999, at 5:00 p.m. central daylight time, at the Eufaula Country Club, 2650 Country Club Road, Eufaula, Alabama. The matters to be considered and acted upon, including the election of directors, are described herein.

     The Company is a Delaware corporation and is a bank holding company under the Bank Holding Company Act of 1956, as amended. The Company operates two wholly-owned subsidiary banks, Southern Bank of Commerce ("Southern Bank") with offices in Eufaula, Montgomery, Huntsville and Madison, Alabama, and First American Bank of Walton County ("American Bank"), located in Santa Rosa Beach, Florida, with offices in Freeport, Grayton Beach and Lynn Haven, Florida.

     The board of directors of the Company recommends the election of the directors-nominees named in this Proxy Statement and the approval of the other proposals described in this Proxy Statement.

     The enclosed proxy is solicited on behalf of the board of directors of the Company and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of the Company, or by executing and submitting a later dated proxy prior to any vote taken, or by voting in person at the annual meeting. Mere attendance at the meeting will not be sufficient to revoke the proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR the directors-nominees named herein, FOR ratification of auditors and FOR approval of the 1999 Stock Option Plan, and such proxies will also be voted in accordance with the discretion of the proxy holders as to any other matter that may come before the meeting.

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. The Company may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals.

Stockholders Eligible to Vote

     This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on March 31, 1999 (the "Record Date"). Only those holders are eligible to vote at the meeting.

     Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board of the Company. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast on any proposal. Such proxies will be counted for purposes of determining a quorum at the meeting. A quorum consists of a majority of the shares of Common Stock outstanding.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     As of the Record Date, the Company had issued and outstanding 2,620,773 shares of Common Stock with approximately 700 stockholders of record. Each such share is entitled to one vote. The Company's profit sharing plan holds 26,691 of these shares for the account of employees of the Company and its subsidiaries. In addition, as of that date, 121,000 shares of Common Stock were subject to issue upon the exercise of options pursuant to the Company's stock option plans. There are currently 5,000,000 shares of Common Stock authorized.

Principal Stockholders

     The following table shows those persons who are known to the Company to be beneficial owners as of the Record Date of more than five percent of the Company's outstanding Common Stock:


                     Shares of Company Beneficially Owned
                     ------------------------------------
  Name and Address          Common Stock   Percentage of Class Outstanding (1)
  ----------------          ------------   -----------------------------------
Robert M. Dixon             253,309 (2)               9.67%
Post Office Box 280
Eufaula, Alabama 36072

Michael C. Dixon            291,325 (3)              11.12%
Post Office Box 280
Eufaula, Alabama 36072

Greg B. Faison              160,488 (4)               5.95%
Post Office Box 1269
Eufaula, Alabama 36072

      (1) "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both, including the right to acquire beneficial ownership within 60 days. All of the listed persons have sole voting and investment power over the shares listed opposite their names unless otherwise indicated in the notes below. Beneficial Ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. The percentages are based upon 2,620,773 shares of Common Stock outstanding plus for each person listed the number of shares of Company common stock which such person has a right to acquire within 60 days under the Company's stock option plan.

     (2) Includes 13,071 shares owned by Mr. Dixon's wife and 11,418 shares out of a total of 22,835 shares held in the M.C. Dixon testamentary trust over which Mr. Dixon has voting control as co-trustee. See footnote (3).

     (3) Includes 26,052 shares owned by Mr. Dixon's wife, 11,417 shares out of a total of 22,835 shares held in the M.C. Dixon testamentary trust over which Mr. Dixon has voting control as co-trustee, and 15,110 shares held as custodian for his children. See footnote (2).

     (4) Includes 75,000 shares of Common Stock subject to options currently exercisable under the Company's stock option plan, 15,146 shares held for his account in the Company's employee profit sharing plan and 600 shares held as custodian for his children.

Security Ownership of Management

     The following table indicates for each director, certain executive officers, and all executive officers and directors of the Company as a group the number of shares of outstanding Common Stock of the Company beneficially owned on the Record Date.

                        Shares of the Company Beneficially Owned
                        ----------------------------------------
       Name                            Common Stock      Percentage of Class Outstanding (1)
       ----                            ------------      -----------------------------------
Michael C. Dixon                        291,325 2 (3)                   11.12%
Robert M. Dixon                           253,309 (2)                    9.67%
Greg B. Faison **                         160,488 (4)                    5.95%
James J. Jaxon, Jr.                        14,519                          *
Janis R. Biggers                            7,883                          *
Thomas A. Harris                            8,073 (5)                      *
Frank McRight                              10,619 (6)                      *
All Executive Officers & Directors        755,216                       27.97% (5)
as a Group (7 Persons)

__________________
*  Represents less than one percent.
** Chief Executive Officer

     (1) See footnote (1) to the table above at "Principal Stockholders" for a definition of "Beneficial Ownership."

     (2) See footnote (3) to the table above at "Principal Stockholders."

     (3) See footnote (2) to the table above at "Principal Stockholders."

     (4) See footnote (4) to the table above at "Principal Stockholders."

     (5) Includes 2,000 shares of Common Stock subject to options currently exercisable under the Company's existing stock option plan.

     (6) Includes 2,000 shares of Common Stock subject to options currently exercisable under the Company's existing stock option plan.

     (7) Percentage for the group is calculated by including 79,000 shares as outstanding shares subject to options.


                             ELECTION OF DIRECTORS
                         (Proposal 1 on the Proxy Card)

     The Company recommends that the stockholders elect Michael C. Dixon, Robert
M. Dixon and James J. Jaxon, Jr. to hold office for the term of three years or until their successors are elected and qualified. The Company's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire board shall be fixed from time to time by resolutions adopted by the board, but shall not be less than three nor more than fifteen persons. The board has fixed the number at 7.

     The Company's Restated Certificate of Incorporation provides for the election of directors to terms of three years, with approximately one-third of the total directors to be elected each year.

     Proxies cannot be voted for a number of directors greater than three.

     If, prior to the voting at the annual meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the board of directors may recommend. Company management knows of no reason why any person would be unable to serve as a director.

     Assuming a quorum is present at the meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

     The following table provides certain biographical information about the directors to be elected and about the directors whose terms expire in 2000 and 2001. Executive officers serve at the discretion of the board of directors.

Name, Age and Year        Position and Offices                   Present and
Became Director or        Held with the Company              Principal Occupation
 Executive Officer          and Subsidiaries                 for Last Five Years
------------------        ---------------------              --------------------

             Directors -Nominees to be Elected for Terms Expiring  in 2002
             -------------------------------------------------------------
Michael C. Dixon **    Director, the Company            Co-Owner, Dixon
57, 1988               Director, American Bank          Lumber Company,
                                                        Eufaula, Alabama
Robert M. Dixon **     Director, the Company            Co-Owner, Dixon
66, 1988               (Chairman of the Board)          Lumber Company,
                                                        Eufaula, Alabama
James J. Jaxon, Jr.    Director, the Company            Mayor, City of Eufaula;
51, 1988               Director, Southern Bank          Owner, J.J. Jaxon Company
                                                        (Monument Company)
                                                        Eufaula, Alabama

                       Remaining Directors Whose Terms Expire in 2000
                       ----------------------------------------------
Janis R. Biggers       Director, the Company            Accountant,
47, 1993                                                Eufaula, Alabama
Thomas Harris          Director, the Company            President and
50, 1996                                                Chief Executive Officer,
                                                        Merchant Capital Investments, Inc.
                                                        (investment banking)
                                                        Montgomery, Alabama
Frank McRight          Director, the Company            Attorney, Partner,
59, 1996                                                Lanier Ford Shaver & Payne, P.C.,
                                                        Huntsville, Alabama since January
                                                        1999; Attorney, McRight,
                                                        Jackson, Dorman,
                                                        Myrick & Moore, LLC,
                                                        Mobile, Alabama;

                     Remaining Director Whose Term Expires in 2001
                     ---------------------------------------------
Greg B. Faison *       President, CEO, Director,        President, CEO, Director
51, 1988               the Company; CEO and Director    the Company; CEO and Director
                       Southern Bank; Director,         Southern Bank; Director,
                       American Bank                    American Bank

*     Indicates that the director is also an executive officer.

**    Michael C. Dixon and Robert M. Dixon are brothers.

     Of the directors listed above, Thomas Harris serves as a director of Cotton States Insurance, a company whose securities are publicly traded or are registered under the Securities Exchange Act of 1934.

     There is an Audit Committee of the Board of Directors presently consisting of Janis Biggers, Chairperson, James J. Jaxon, Jr. and Frank McRight. The Board of Directors has decided that there shall be an audit committee composed of not less than three directors appointed by the board annually or more often, none of whom shall be active officers of the Company, whose duty it shall be to make an examination at least once each year into the affairs of the Company and to report the results of their examination in writing to the board at the next regular meeting. The audit committee may make recommendations to the board of directors or the policy and procedures committee and, with the approval of the board of directors, may employ an independent qualified firm of certified public accountants. The audit committee was created in January 1999 and met with external accountants on March 17, 1999.

     The Company does not have a nominating committee. Janis Biggers and Frank McRight have been appointed to a compensation committee for 1999. This committee met three times in 1998 and makes recommendations regarding compensation matters and administers various stock plans of the Company.

      During 1998, the board of directors met 16 times. All directors attended 75% or more of these meetings, plus meetings of committees of the board on which they served.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16 (a) forms they file, including Form 5s which are filed with the SEC annually.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during 1998 all filings applicable to its officers, directors and greater than ten-percent beneficial owners were made timely.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors, officers and principal stockholders of the Company and their affiliated interests were customers of and had transactions with the Company's subsidiary banks in the ordinary course of business during the past year; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments by the Company's subsidiary banks, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table presents for the last three fiscal years of the Company the compensation paid to the Chief Executive Officer of the Company. The total annual salary and bonus for 1998 for each of the other executive officers did not exceed $100,000.

                                Annual Compensation
                                -------------------

                                                           Other
   Name and Principal             Salary     Bonus         Annual            All other
         Position          Year     ($)       ($)     Compensation ($)   Compensation($)(1)
   ------------------      ----   ------     ------   ----------------   ------------------
Gregory B. Faison,         1998   125,000     -0-           2,819               11,629
President and
Chief Executive Officer
                           1997  $116,820   $40,000        $2,797              $10,780
                           1996   111,258    55,953         2,898               10,508

     (1) Includes life insurance premiums paid on behalf of Mr. Faison and Company profit sharing plan contributions in the respective amounts of $3,338 and $8,291 for 1998, $2,780 and $8,000 for 1997, $2,486 and $8,022 for 1996.

Options

     The Company has 271,000 shares of Common Stock currently subject to options. Of these shares, 121,000 are currently exercisable, and the remainder become exercisable once a year in January according to a vesting schedule. No options were granted by the Company to its executive officers in 1998.

     The following table shows certain information respecting exercised and unexercised options for Common Stock held by the Company's executive officer named above in the Summary Compensation Table.

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                      Number of Securities Underlying
                            Unexercised Options          Value of Unexercised In-the-Money
                            at December 31, 1998           Options at December 31, 1998
                      -------------------------------    ----------------------------------
                                 Exercisable/                       Exercisable/
         Name                    Unexercisable                      Unexercisable
         ----                    -------------                      -------------
Gregory B. Faison               60,000/60,000(1)                  $607,500/$607,500

     (1) Mr. Faison holds options to acquire 120,000 shares of Common Stock of the Company; 75,000 of these shares are exercisable as of the date of this Proxy Statement (including 15,000 which became exercisable on January 1, 1999) and the remainder become exercisable at the rate of 15,000 shares on January 1 of each year hereafter through March 31, 2002. These shares reflect a 3 for 2 stock split which took place on November 15, 1997 and a 2 for 1 stock split which took place on December 12, 1996.

Non-Qualified Supplemental Retirement Benefit Agreements

     The Company has entered into a non-qualified supplemental retirement benefit agreement with Greg B. Faison. Pursuant to this agreement, which is fully financed by life insurance, the Company has agreed to pay Mr. Faison a benefit upon his retirement, death or termination of his service as a director of Southern Bank. The benefit paid by the Company to the beneficiaries of Mr. Faison by reason of his death shall be an amount equal to the value of his liability reserve account, if any, at the time of his death. The annual benefit to be paid by reason of his retirement or termination of his service as a director of Southern Bank shall commence at the time of his retirement or age 65 whichever occurs later and shall be an amount determined by a formula that depends upon future events. This benefit will be paid each year for the life of Mr. Faison and is currently projected to be approximately $68,360.00 in the first year with a small increase in that amount thereafter.

     If there is a change of control of the Company and Mr. Faison's service on the board of directors of the Company is subsequently terminated, Mr. Faison shall receive the benefits provided for under the agreement in the event of his retirement as if he had continuously served until retirement. All death benefits under the agreement will continue to be available. A change of control under the agreement is defined as the cumulative transfer of more than 50 percent of the voting stock of the Company from the date of the agreement (July 23, 1996) excluding transfers on account of death, gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Company.

     Michael C. Dixon, Robert M. Dixon, James J. Jaxon, Jr. and Janis R. Biggers, directors of the Company, have similar agreements. The aggregate benefits to be paid to these directors as a group, excluding Mr. Faison, at retirement are approximately $155,842 in the aggregate.

     Mr. Faison is also a party to an endorsement split dollar agreement that will provide a life insurance benefit to his beneficiary in an amount that is projected to be between $430,000 and $850,000 depending upon the time of his death. The Company is the owner and beneficiary of the life insurance policy that is the subject of this agreement and has by endorsement given Mr. Faison the right to designate the beneficiary of 80% of the net-at-risk life insurance portion of that policy. The net-at-risk insurance portion of the policy is defined as the difference between the total death benefit of the policy and the policy's cash surrender value.

Director Compensation.

      The policy of the Company is that the directors of the Company who are not employees of the Company receive a fee of $6,500 annually, plus $300 for each board meeting attended. Members of committees receive fees of $200 for each committee meeting attended. The Board of Directors approved a plan in March 1999 pursuant to which the directors may, in lieu of receiving their director fees in cash, acquire shares of the Company's common stock in cash at the fair market value of such shares. Shares will be acquired by the Company for such directors in open market purchases.

     In addition, the Company has a stock purchase plan for directors pursuant to which a director may purchase at market value shares of Company Common Stock in $50 monthly increments up to $200 per month. The Company will contribute 50% of each director's monthly contribution for the purpose of purchasing additional shares for such director.

     As described immediately above, the directors also have supplemental retirement agreements with the Company.


                            RATIFICATION OF AUDITORS
                         (Proposal 2 on the Proxy Card)

     Mauldin & Jenkins, LLC, Albany, Georgia, has been appointed independent auditors to make the annual audit of the consolidated financial statements of the Company and its subsidiaries for the year 1999, upon ratification of that appointment by the shareholders. Mauldin & Jenkins, LLC has acted as the Company's independent auditors since 1985. The Company has been advised by such firm that to the best of its knowledge no member of the firm has any direct or indirect material financial interest in the Company or any of its subsidiaries, nor has any such member had any connection during the past three years with the Company or any of its subsidiaries as a promoter, underwriter, voting trustee, director, officer or employee. Representatives of Mauldin & Jenkins, LLC will be present at the annual meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will also be available to respond to appropriate questions.

     Ratification of the auditors requires the affirmative vote of a majority of the shares voting on the proposal at the annual meeting. The board of directors recommends a vote FOR this proposal.


                       APPROVAL OF 1999 STOCK OPTION PLAN
                         (Proposal 3 on the Proxy Card)

     The Board of Directors of the Company has authorized the preparation of the Eufaula BancCorp, Inc. 1999 Stock Option Plan (the "Plan"), subject to approval of the Company's stockholders at the annual meeting.

Description of the Plan

     Purpose.  The purpose of the Plan is to provide stock based compensation to
     -------
both employees and to non-employee directors of the Company and its subsidiaries in order to encourage employees and directors to make significant contributions to the success of the Company.

     Administration.  Options may be granted by and the Plan shall be
     --------------
administered either by the board of directors as a whole or by the Compensation Committee of the Board of Directors (the "Committee") which consists of Janis Biggers and Frank McRight. If the board delegates its authority to the Committee, then the Committee will exercise all authority under the Plan. The Committee shall have authority to interpret the Plan and make rules or decisions necessary or appropriate for administration of the Plan.

     Grant of Options; Persons Eligible.  The shares of Common Stock to be
     ----------------------------------
delivered upon the exercise of options granted under the Plan shall be made available from the authorized but unissued shares of the Company's $1.00 par value Common Stock or from shares reacquired by the Company, including shares purchased in the open market. On April 6, 1999, the closing price for the Common Stock as quoted in the Nasdaq SmallCap Market was $10.00. The aggregate number of shares which may be issued upon the exercise of all options which may be granted under the Plan shall not exceed 361,000 shares of Common Stock.
Also, the Plan provides that it is the intention of the Company to have subject to options at any one time no more than 361,000 shares of common stock. Because there are 271,000 shares of common stock subject to options under the Company's current stock option plan, the Company would not issue more than 90,000 shares under the proposed Plan. As options under the existing stock option plan are exercised or forfeited, additional shares could be made subject to options under the proposed Plan, subject to the 361,000 limit in the Plan.

     Options under the Plan may be granted to full time employees and officers and to non-employee directors of the Company, including its subsidiaries. There are 100 full time employees of the Company and its subsidiaries. There are six non-employee directors of the Company. A non-employee director is each member of the Board who is not an employee of the Company or any of its subsidiaries on the date of each grant of options. The Company currently has seven directors. Under the Restated Certificate of Incorporation of the Company, the number of directors may be increased, and new directors who may be added to the Board would be eligible to receive options under the Plan if they are non-employee directors. Employees of the Company's subsidiaries are also eligible to receive options under the Plan.

     Terms.  The price at which all options granted under the Plan must be
     -----
exercised is no less than the fair market value of the Common Stock of the Company on the date of grant of each option. Options may be exercised in whole or in part at any time during the option period by paying the exercise price in full in either cash or unrestricted common stock of the Company.

     Upon the disability or death of a director, any options held by such person shall be immediately exercisable, and may thereafter be exercised by the optionee or, in the case of death, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, until the earlier of (i) the expiration of the stated term of such option or (ii) the expiration of one year after the death or disability of the optionee, as the case may be.

     If an optionee's status as a non-employee director with the Company terminates by reason of retirement, any options held by such optionee may thereafter be exercised, to the extent they are otherwise exercisable, until the earlier of (i) the expiration of the stated term of the options or (ii) the expiration of 90 days after the effective date of such optionee's retirement.
If the retired optionee dies while any options are still outstanding, such options may be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, until the earlier of (i) the expiration of the stated term of the options or (ii) the expiration of one year after the death of the optionee.

     Upon the termination of a non-employee director with the Company for any reason other than disability, death or retirement, any options held by such optionee shall terminate 30 days after the effective date of such non-employee director's termination.

     Options may be granted subject to vesting requirements, which means that the shares subject to option may only be exercised after the holder of the option has been employed for a minimum period of time. Vesting requirements can be waived upon a change of control of the Company.

     Amendment; Termination.  The Board of Directors of the Company may suspend
     ----------------------
or terminate the Plan or any portion thereof at any time, and the board may amend the Plan from time to time as may be deemed to be in the best interests of the Company; provided, however, that no such amendment, alteration or discontinuation shall be made (a) that would impair the rights of a holder with respect to options theretofore awarded, without such person's consent, or (b) without the approval of the stockholders (i) if such approval is necessary to comply with any legal, tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Securities Exchange Act of 1934; or (ii) to change the maximum number of shares subject to the Plan.

Tax Consequences

     Incentive Options.  Options granted as incentive stock options will qualify
     -----------------
under Section 422 of the Internal Revenue Code of 1986, as amended. Under the Internal Revenue Code no income will result to a grantee of an incentive option upon the granting or exercising of that option by the grantee, and the Company will not be entitled to a tax deduction by reason of such grant. The grantee will be taxed generally at capital gains rates when he or she sells the stock if he or she has held the stock for at least two years from the date of the option grant and at least one year after the stock was transferred to him or her.

     Non-Qualified Options.  Options granted to non-employee directors will not
     ---------------------
qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended. Thus, upon the exercise of a non-qualified option under the Plan, ordinary income will result to the grantee equal to the difference between the fair market value of the stock received upon exercise of the options and the exercise price of the option. The Company would be entitled to a tax deduction equal to the amount of any ordinary income accruing to the optionee.

Plan Benefits

     The following table shows the number of options currently anticipated to be granted but which have not yet been granted, under the Plan to the persons indicated in 1999.

                     1999 Stock Option Plan
                     ----------------------
Name and Position                Dollar Values     Number of Units
-----------------                -------------     ---------------
Greg B. Faison,                           0                    0
President and CEO and
Director

All other executive officers              0                    0
as a group

All current directors who are      $300,000 (1)           30,000
not executive officers as a
group (6 persons)

Non-executive officer              $600,000 (1)           60,000
employee group (2 persons)

(1)  Based upon April 6, 1999 market value.

Vote Required for Approval

     Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock present and voting at the annual meeting.

     The Board of Directors recommends that you vote FOR approval of the Plan.

                           PROPOSALS OF STOCKHOLDERS

     Subject to certain rules of the SEC, proposals by shareholders intended to be presented at the Company's 2000 annual meeting of shareholders must be received at the Company's principal executive offices not less than 120 calendar days in advance of April 20, 2000, for inclusion in the proxy or information statement relating to the 2000 annual meeting. A stockholder must notify the Company on or before March 6, 2000 of a proposal for the 2000 Annual Meeting which the stockholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice on or before March 6, 2000 proxies solicited by the Company will confer discretionary authority upon the Company to vote upon any matter.

     The Company's bylaws provide that the Company's annual meeting of shareholders shall be held on the third Wednesday of May of each year.

                      STOCKHOLDER NOMINATIONS FOR DIRECTOR

     In addition to the right of the Board of Directors to select nominees for director elections, stockholders may nominate persons to serve as directors by following the procedures set forth in the Company's Restated Certificate of Incorporation. The Restated Certificate of Incorporation provides that in order to make a nomination, the stockholder must be entitled to vote for the election of directors and must provide advance notice to the Company of a proposed nomination. The notice must be provided not less than 14 days nor more than 50 days prior to any meeting of stockholders at which directors are to be elected; and the notice must set forth (i) the name, age, citizenship, business address and residence address of each nominee proposed; (ii) the principal occupation or employment of each nominee for the five years preceding such meeting; (iii) the number of shares of stock of the Corporation which are owned directly or indirectly, by each such nominee; and (iv) all such other information with respect to each such nominee as is required to be disclosed in a proxy statement soliciting votes with respect to the election of directors which complies with the Securities Exchange Act of 1934 and the rules and regulations thereunder.

     The stockholder making the nomination must be present in person or by proxy at the meeting of the stockholders called for the election of directors. The chairman of the meeting has the right to determine whether the stockholder has followed properly the foregoing procedures.

                                 OTHER MATTERS

     The Company does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO ITS STOCKHOLDERS, UPON WRITTEN REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE ACCOMPANYING FINANCIAL STATEMENTS AND SCHEDULES, REQUIRED TO BE FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 1998. COPIES OF THE EXHIBITS TO SUCH REPORT WILL ALSO BE AVAILABLE UPON PAYMENT OF A REASONABLE FEE FOR COPYING CHARGES. REQUESTS SHOULD BE MADE TO:

                                 Gloria Hagler
                            Secretary and Treasurer
                             Eufaula BancCorp, Inc.
                              Post Office Box 1269
                          Eufaula, Alabama 36072-1269
                            Telephone: 334/687-3581

     PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

     YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY PRIOR TO ANY VOTE TAKEN, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

April 20, 1999
Eufaula, Alabama

                            EUFAULA BANCCORP, INC.
                            1999 STOCK OPTION PLAN

                                   ARTICLE I
                 PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

1.1  Purpose

     The purpose of the Plan is to promote the long-term success of the Company by providing financial incentives to employees and directors who are in positions to make significant contributions toward such success, to attract individuals of outstanding ability to employ ment with the Company and to encourage employees and directors to acquire a proprietary interest in the Company.

1.2  Definitions

     Unless the context clearly indicates otherwise, for purposes of this Plan the following terms have the respective meanings set forth below:

     (a) "Board of Directors" means the Board of Directors of Eufaula BancCorp, Inc.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means a committee of the Board of Directors (or any successor committee thereto), which shall be composed of not less than two members of the Board of Directors who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, or any successor thereto.

     (d) "Common Stock" means the common stock of the Company, par value $1.00 per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of Section 3.1 hereof.

     (e) "Company" means Eufaula BancCorp, Inc. and its majority owned subsidiaries, including subsidiaries which become such after the date of adoption of this Plan.

     (f) "Fair Market Value" of a share of Common Stock on any particular date means the closing price quoted on such date by the National Daily Quotation Service, or on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System or a registered securities exchange, if listed thereon. In the event that the closing price is not so quoted, then the Fair Market Value shall be the price determined by the National Association of Securities Dealers, Inc. ("NASD") local quotations committee as most recently published in The Wall Street Journal. In the event that no such price is published, then Fair Market Value shall be the fair market value as determined by the Board of Directors.

     (g) "Grant Date," as used with respect to a particular Option means the date as of which such Option, right or award is granted by the Committee pursuant to the Plan.

     (h) "Grantee" means the person to whom an Option is granted by the Committee pursuant to the Plan.

     (i) "Incentive Stock Option" means an Option that qualifies as an incentive stock option as described in Section 422(b) of the Code.

     (j) "Option" means an option granted by the Committee pursuant to Article
         II.

     (k) "Option Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted an Option pursuant to the Plan.

     (l) "Option Period" means the period fixed by the Committee during which an Option may be exercised, which period may be determined by the Committee in its sole discretion, provided that no Incentive Stock Option shall, under any circumstances, be exercisable more than ten years after the Grant Date.

     (m) "Plan" means this 1999 Stock Option Plan, as amended from time to time.

     (n) "Retirement," as applied to a Grantee, means the Grantee's termination of employ ment in a manner which qualifies the Grantee to receive immediately payable retirement benefits under any retirement plan hereafter adopted by the Company, or which in the absence of any such retirement plan is determined by the Committee to constitute retirement.

     (o) "Supplemental Stock Option" means any Option granted under this Plan, other than an Incentive Stock Option.

     (p) "Total and Permanent Disability," as applied to a Grantee, means that the Grantee (1) has established to the satisfaction of the Committee that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code), and (2) has satisfied any requirement imposed by the Committee in regard to evidence of such disability.

1.3  Shares Available Under the Plan

     (a) The number of shares of Common Stock with respect to which Options may be granted shall be 361,000 shares of Common Stock, subject to adjustment in accordance with the remainder of this Section 1.3 and
         Section 3.1, provided that it is the intention of the Company to have no more than 361,000 shares of its Common Stock subject to stock options under any existing plans.

     (b) In the event that any Option expires or otherwise terminates prior to being fully exercised, the Committee may, without decreasing the number of shares authorized above in this Section 1.3, grant new Options hereunder to any eligible Grantee for the shares with respect to which the expired or terminated Option was not exercised.

     (c) Any shares of Common Stock to be delivered by the Company upon the exercise of Options shall, at the discretion of the Board of Directors, be issued from the Company's authorized but unissued shares of Common Stock or be transferred from any available treasury stock.

1.4  Administration of the Plan

     (a) Except as provided in Section 1.4 (c), the Plan shall be administered by the Committee which shall have the authority:

         (1) To determine those employees of the Company to whom, and the times at which, Options shall be granted and the number of shares of Common Stock to be subject to each such Option and/or award, taking into consideration the nature of the services rendered by the particular employee, the employee's potential contribution to the long term success of the Company and such other factors as the Committee in its discretion shall deem relevant;

         (2) To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

         (3) To prescribe the terms and conditions of the Option Agreements for the grant of Options (which need not be identical) in accordance and consistent with the requirements of the Plan; and

         (4) To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner.

     (b) All decisions and determinations of the Committee in the administration of the Plan and in response to questions or in connection with other matters concerning the Plan or any Option shall (whether or not so stated in the particular instance in the Plan) be final, conclusive and binding on all persons, including, without limitation, the Company, the shareholders and directors of the Company and any persons having any interest in any Options which may be granted under the Plan.

     (c) In all cases in this Plan in which the Committee is authorized or directed to take action, such action may be taken instead by the Board of Directors as a whole. It is the intention of this Plan that the Committee may be appointed by the Board of Directors for convenience and efficiency of administration, but such appointment is not a requirement of this Plan.

1.5  Eligibility for Awards

     The Committee shall designate from time to time the employees of the Company who are to be granted Options. All salaried employees of the Company are eligible to receive Options. Members of the Board of Directors who are not employees may only be granted Supplemental Stock Options.

1.6  Effective Date of Plan

     Subject to the receipt of all required regulatory approvals, the Plan shall become effective upon its adoption by the Board of Directors, provided that any grant of Options under the Plan prior to approval of the Plan by the shareholders of the Company is subject to such shareholder approval within twelve months of adoption of the Plan by the Board of Directors.

                                   ARTICLE II
                                 STOCK OPTIONS

2.1  Grant of Options

     (a) The Committee may from time to time, subject to the provisions of the Plan, grant Options to employees or directors under appropriate Option Agreements to purchase shares of Common Stock.

     (b) The Committee may designate any Option which satisfies the requirements of Section 2.3 hereof as an Incentive Stock Option and may designate any Option granted hereunder as a Supplemental Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option (so long as that portion satisfies the requirements of Section
         2.3 hereof) and the remaining portion as a Supplemental Stock Option. Any portion of an Option that is not designated as an Incentive Stock Option shall be a Supplemental Stock Option. A Supplemental Stock Option must satisfy the requirements of Section 2.2 hereof, but shall not be subject to the requirements of Section 2.3.

2.2  Option Requirements

     (a) An Option shall be evidenced by an Option Agreement specifying the number of shares of Common Stock that may be purchased upon its exercise and containing such terms and conditions not inconsistent with the Plan and based on such factors as the Committee shall determine, in its sole discretion, to be applicable to that particular Option.

     (b) An Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and stated in the Option Agreement; provided, however, that an Option shall become immediately exercisable upon the death of an employee or upon employment with the Company ceasing because of Total and Permanent Disability or upon the application of any change in control provisions which may be contained in the Option Agreement. If the Committee provides that any Option is exercisable only in installments or provides other vesting requirements, the Committee may waive such provisions at any time, in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

     (c) An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter; provided, however, that an Option may be exercised immediately upon the death of the Grantee and for a period of up to 365 days after the death of the Grantee despite the expiration during that time of the Option Period, except that an Incentive Stock Option can never be exercised more than 10 years after its Grant Date.

     (d) The Committee may provide in the Option Agreement for the expiration or termination of the Option prior to the expiration of the Option Period, upon the occurrence of any event specified by the Committee.

     (e) The option price per share of Common Stock shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date.

     (f) An Option shall not be transferable other than by will or the laws of descent and distribution and, during the Grantee's lifetime, an Option shall be exercisable only by the Grantee, or if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative.

     (g) An option, to the extent that it has not previously been exercised, shall terminate upon the earliest to occur of (1) the expiration of the applicable Option Period as set forth in the Option Agreement granting such Stock Option, (2) the expiration of 90 days after the Grantee's Retirement, (3) the expiration of one year after the Grantee ceases to be an employee or director of the Company due to Total and Permanent Disability, (4) subject to the application of the provisions of subsection (c) above the expiration of one year after the Grantee ceases to be an employee or director of the Company due to the death of the Grantee, or (5) thirty days after the date on which a Grantee ceases to be an employee or director of the Company for any reason other than Retirement, Total and Permanent Disability or death, unless the Option Agreement provides for earlier termination.

     (h) A person electing to exercise an Option shall give written notice of such election to the Company, in such form as the Committee may require, accompanied by payment in cash or in such other manner as may be approved by the Committee, of the full purchase price of the shares of Common Stock for which the election is made. As determined by the Committee, in its sole discretion, whether before or after the Grant Date, payment in full or in part may be made in the form of unrestricted Common Stock already owned by the Grantee or in the form of a withholding of sufficient shares of Common Stock otherwise issuable upon the exercise of the Option to constitute payment of the purchase price based, in each case, on the Fair Market Value of the Common Stock on the date the Option is exercised; provided that an election to make such payment in Common Stock or to have shares so withheld, in addition to being subject to the approval of the Committee, shall be irrevocable.

         Further, upon written request and authorization of the Grantee and to the extent permitted by applicable law, the Committee may allow arrangements whereby an Option may be exercised and the exercise price (together with any tax withholding obligations of the Grantee) paid pursuant to arrangements with brokerage firms permitted under Regulation T of the Board of Governors of the Federal Reserve System (or successor regulations or statutes). In no event, however, may such transaction or arrangement take place if a violation by the Grantee of the provisions of Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)"), if applicable, would result therefrom.

2.3  Incentive Stock Option Requirements

     (a) An Option designated by the Committee as an Incentive Stock Option is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code and shall satisfy, in addition to the conditions of Section 2.2 above, the conditions set forth in this
         Section 2.3.

     (b) An Incentive Stock Option shall not be granted to an individual who, on the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, unless the Committee provides in the Option Agreement with any such individual that the option price per share of Common Stock will not be less than 110% of the Fair Market Value of a share of

         Common Stock on the Grant Date and that the Option Period will not extend beyond five years from the Grant Date.

     (c) The aggregate Fair Market Value, determined on the Grant Date, of the shares of Common Stock as to which Incentive Stock Options are exercisable for the first time by any Grantee with respect to the Plan and incentive stock options (within the meaning of Section 422(b) of the Code) under any other plan of the Company or any parent or subsidiary thereof, in any calendar year shall not exceed $100,000.00.


                                  ARTICLE III
                               GENERAL PROVISIONS

3.1  Adjustment Provisions

     (a) In the event of (1) any dividend payable in shares of Common Stock; (2) any recapitalization, reclassification, split-up or consolidation of, or other change in, the Common Stock; or (3) an exchange of the outstanding shares of Common Stock, in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation (whether issued to the Company or to its shareholders); the number of shares of Common Stock available under the Plan pursuant to Section 1.3 shall be adjusted to appropriately reflect the occurrence of the event specified in clauses (1), (2) or (3) above and the Committee shall, in such manner as it shall determine in its sole discretion, appropriately adjust the number and class of shares or other securities which shall be subject to Options or the purchase price per share which must be paid thereafter upon exercise of any Option. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the sharehold ers and directors of the Company and any persons having any interest in any Options which may be granted under the Plan.

     (b) Except as provided in paragraph (a) immediately above, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options.

3.2  Additional Conditions

     (a) Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose.

     (b) If prior to the time a Grantee has exercised all Options, the Committee or the Corporate Secretary of the Company receives from the Company notice of suspected dishonesty of the Grantee, or of suspected conduct by the Grantee which causes or reasonably may be expected to cause substantial damage to the Company or one or more of its subsidiaries, each Option, to the extent not previously exercised, shall terminate immediately and neither the Grantee nor any one claiming under him shall have any rights thereto.

3.3  No Rights as Shareholder or to Employment

     No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any shares of Common Stock which are subject to any Option until such shares have been issued and delivered to the Grantee or any such person pursuant to the exercise of such Option. Furthermore, the Plan shall not confer upon any Grantee any rights of employment with the Company, including without limitation any right to continue in the employ of the Company, or affect the right of the Company to terminate the employment of a Grantee at any time, with or without cause.

3.4  General Restrictions

     Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A participant shall agree, as a condition of receiving any award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Company are required by any applicable law, ruling or regulation. The Company is in no event obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

3.5  Rights Unaffected

     (a) The existence of the Options shall not affect: the right or power of the Company or its shareholders to make adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business; any issue of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise. As a condition of grant, exercise or lapse of restrictions on any Option, the Company may, in its sole discretion, withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld (including, without limitation, any required FICA or AMT payments), in connection with the grant of or any exercise of an Option. Whenever payment or withholding of such taxes is required, the Grantee may satisfy the obligation, in whole or in part, by electing to deliver to the Company shares of Common Stock already owned by the Grantee or electing to have the Company withhold shares of Common Stock which would otherwise be delivered to the Grantee, in each case having a value equal to the amount required to be withheld., and provided that such shares may be surrendered only at the minimum statutory rate. For these purposes, the value of the shares to be withheld is the Fair Market Value on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     (b) An election by a Grantee to deliver shares of Common Stock already owned by the Grantee or to have shares withheld for purposes of subsection (a) of this section (an "Election") must meet the following requirements in order to be effective:

         (1) the Election must be made prior to the Tax Date;

         (2) the Election is irrevocable;

         (3) the Election may be disapproved by the Committee in its sole discretion.

3.6  Choice of Law

     The validity, interpretation and administration of the Plan, the Option Agreement, and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Alabama, except as the Delaware General Corporation Law may apply to corporate law requirements imposed on the Plan.

     Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the Laws of the State of Alabama, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

3.7  Amendment, Suspension and Termination or Plan

     (a) The Plan may be terminated, suspended or amended, from time to time, by the Board of Directors in such respects as it shall deem advisable; provided, however, that (i) any such amendment that would require shareholder approval in order to ensure compliance with Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule thereto, or any other applicable rules or regulations, shall be subject to approval by the shareholders of the Company and (ii) any amendment that would change the maximum aggregate number of shares for which Options may be granted under the Plan (except as required under any adjustments pursuant to Sections 1.3 and 3.1 hereof) shall be subject to approval of the shareholders of the Company.

     (b) Notwithstanding any other provision herein contained, no Incentive Stock Options shall be granted on or after the tenth anniversary of the approval of the Plan by the Board of Directors and the Plan shall terminate and all Options previously granted shall terminate, in the event and on the date of liquidation or dissolution of the Company.

     (c) Whether before or after termination of the Plan, the Board of Directors has full authority in accordance with Section 3.7(a) to amend the Plan, effective for Options which remain outstanding under the Plan.

3.8  Loans

     The Company may at any time, consistent with applicable regulations, including Regulation 0 of the Federal Reserve Board and any Company policy restricting or prohibiting loans to executive officers, lend to a Grantee any funds required in connection with any aspect of the Plan, including without limitation the exercise price and any taxes that must be paid or withheld.

                      Solicited by the Board of Directors

                                     PROXY
                                  Common Stock
                             Eufaula BancCorp, Inc.
                         Annual Meeting of Stockholders
                                  May 19, 1999

     The undersigned hereby appoints Greg B. Faison and Gloria Hagler, and either of them, or such other persons as the board of directors of Eufaula BancCorp, Inc. ("the Company"), may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of the Company at the annual meeting of stockholders to be held on May 19, 1999 and at any and all adjournments thereof.

     1.   Election of Directors:

          Michael C. Dixon, Robert M. Dixon and James J. Jaxon, Jr.

     [  ] FOR all nominees listed except           [  ] WITHHOLD authority to
          as marked to the contrary                     vote for all nominees

     Instructions: To withhold authority to vote for any individual, strike a line through the nominee's name in the above list:

     2. To ratify and approve the appointment of Mauldin & Jenkins, LLC as auditors for the Company for 1999.

     (   )     For       (   )      Against   (   )     Abstain.

     3.   To ratify and approve the Eufaula BancCorp, Inc. 1999 Stock Option
Plan.

     (   )     For       (   )      Against   (   )     Abstain.

     4. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, to vote for the election of any person as a director should any person named in the proxy statement to be elected be unable to serve or for good cause cannot serve and to vote upon matters incident to the conduct of the meeting.

     This proxy is solicited on behalf of the board of directors and will be voted as directed herein. If no direction is given, this proxy will be voted for the persons named in proposal 1, for proposals 2 and 3 and in accordance with the discretion of the proxy holders respecting proposal 4.


                                  (TURN OVER)

Please sign and date this proxy.

Dated:                                      , 1999
      --------------------------------------

Phone No:
         -----------------------------------


--------------------------------------------
(Signature of Stockholder)



--------------------------------------------
(Signature of Stockholder, if more than one)

     Please sign exactly as your name appears on this proxy. Agents, executors, administrators, guardians and trustees must give full title as such. If shares are held jointly, each stockholder must sign. Corporations should sign by their president or other authorized officer.